EXHIBIT 10.6



                           SONIC SYSTEMS CORPORATION
                            (a Delaware corporation)

                             1999 STOCK OPTION PLAN


1. Purpose.The purpose of the 1999 Stock Option Plan (the "Plan") is to provide a means by which SONIC SYSTEMS CORPORATION, a Delaware corporation, (the "Company") may attract, reward, and retain services or advice of current or future employees, officers, directors, and agents of the Company and its subsidiaries and to provide added incentives to them by encouraging stock ownership in the Company.

2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board" or "Board of Directors") or, if the Board shall authorize a committee or committees to administer this Plan, by such committee or committees to the extent so authorized; provided, however, that only the Board may suspend, amend or terminate this Plan as provided in Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company or its subsidiaries. The administrator of this Plan is referred to as the "Plan Administrator."

2.1 Procedures. The Board of Directors shall designate one member of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exits, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

2.2 Powers. Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5 and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with Section 5.1(f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of Common Stock to be represented by each option; (e) to interpret this Plan; (f) to prescribe, amend and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, to modify or amend each option; (h) to reduce the exercise price per share of outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provisions contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and (l) to make all other determinations deemed necessary or advisable for the


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administration  of this Plan. The  interpretation  and  construction by the Plan
Administrator of any terms or provisions of this Plan, any option issued hereunder or any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

2.3 Limited Liability. No member of the Board of Directors or the Plan Administrator or officer of the Company shall be liable for any action or inaction by him or herself, the entity or body, or another person, except in circumstances involving his or her bad faith. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

2.4 Securities Exchange Act of 1934. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act ("Rule 16b-3").

     (a) Multiple Administrative Bodies. To the extent permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, officers who are not directors, and employees, consultant or agents who are neither directors nor officers.

     (b)  Administration  With  Respect to  Directors  and  Officers  Subject to
          Section 16 of the Exchange Act. With respect to option grants made to employees who are also officers or directors subject to Section 16 of the Exchange Act, the Plan shall be administered by (i) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made, or (ii) a committee or committees designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
          Section 16 exempt discretionary grants and awards of equity securities are to be made.

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     (c)  Administration  With Respect to Other Persons.  With respect to Option grants made to employees, consultants or agents who are neither directors nor officers of the Company, the Plan shall be administered by (i) the Board or (ii) a committee or committees designated by the Board, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S.federal and state securities laws, the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan (collectively, "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

    (d) Plan Administrator. If more than one committee has been created by the Board to administer options, the committee that has the authority to administer grants for the Optionees designated in 2.4(b) or (c) above, shall be deemed the "Plan Administrator" with respect to any options granted to or held by such Optionees.

3. Stock Subject to This Plan.  Subject to  adjustment as provided  below and in
Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock"), and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 20% of all outstanding shares of such Common Stock, including shares of Common Stock previously issued under this Plan.

If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

4. Eligibility.

4.1 Optionees. The Plan Administrator may award options to any current or future employee, officer, agent, consultant or director of the Company or its subsidiaries. Any party to whom an option is granted under this Plan is referred to as an "Optionee."


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4.2 Subsidiaries. As used in this Plan, the term "subsidiary" of a company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

5. Awards. The Plan Administrator, from time to time, may take the following actions, separately or in combination, under this Plan:(a) grant incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code, to any employee of the Company or its subsidiaries, as provided in Section 5.1 of this Plan; (b) grant options other than Incentive Stock Options("Non-Qualified Stock Options"), as provided in Section 5.2 of this Plan; (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 8 of this Plan.

5.1 Incentive Stock Options. Incentive Stock Options shall be subject to the following terms and conditions:

  (a) Incentive Stock Options may be granted under this Plan only to employees of the Company or its subsidiaries, including employees who are directors.

  (b) No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $100,000. To the extent that any option designated as an Incentive Stock Option exceeds the $100,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.

  (c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the Common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.


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  (d)      Except as provided in Section 5.5 of this Plan,  no  Incentive  Stock
           Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the Company and the Optionee has been so employed continuously since the date such option was granted.

  (e) Subject to Sections 5.1(c) and 5.1(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

  (f) The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. For the purposes of this plan, "fair market value" at any date shall mean the closing price per share of the Common Stock on the last trading day preceding such date as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

  (g) The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

5.2 Non-Qualified Stock Options. Non-Qualified Stock Options shall be granted only to persons or entities listed in Section 4.1 and shall be subject to the following terms and conditions:

  (a) The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 5.1(f).

  (b)      Unless  otherwise   established  by  the  Plan   Administrator,   any
           Non-Qualified Stock Option shall terminate ten years after the date it is granted.

5.3 Vesting. To ensure that the Company and its subsidiaries will achieve the purposes of and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to a vesting schedule or no vesting schedule as established or determined by the Plan Administrator.


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5.4  Nontransferability.  Options  granted  under  this Plan and the  rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

5.5 Termination of Options.

  (a) Generally. Unless otherwise determined by the Plan Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company, including with any
           subsidiary,   terminates   for  any  reason  other  than  for  cause,
           resignation, retirement, disability or death, then the Optionee may exercise the option at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

(b) For Cause; Resignation.


     (i)  If an  Optionee  is  terminated  for  cause  or  resigns  in  lieu  of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include
          (i) the violation by the Optionee of any reasonable rule or policy of the Board of Directors or the Optionee's superiors or the chief executive officer or the chief operating officer of the Company that results in damage to the Company or which, after notice to do so, the Optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company; (v) unauthorized disclosure of confidential information; or
          (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the ompany. "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of employment with
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     or   service to the Company if (i) the  Company  has given prior  notice to such Optionee of its intent to dismiss the Optionee for circumstances that constitute cause, or (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

     (ii) If an Optionee resigns from the Company, the right of the Optionee to exercise his or her option shall be suspended for a period of two months from the date of resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of (i) the expiration date of the option (which shall have been similarly suspended) or (ii) the expiration of three months after the date of resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

(c) Retirement. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of three months after the date of such termination of employment or service, for that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

(d) Disability. Unless otherwise determined by the Plan Administrator, if an Optionee's employment or relationship with the Company terminates because of a permanent or total disability (as defined in Section 22(e)(3) of the Code), the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).


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(e)        Death. Unless otherwise determined by the Plan Administrator,  in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of (a) the expiration date of the option or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.5 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option).

(f) Extension of Exercise Period Applicable to Termination. The Plan Administrator, at the time of grant or at any time thereafter, may extend the one-month, three-month and 12-month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension or modification disqualifies the option as an Incentive Stock Option.

(g) Failure to Exercise Option. To the extent that the option of any deceased Optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

(h) Transfers; Leaves. For purposes of this Section 5.5, a transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 5.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

6.  Exercise.

6.1 Procedure. Subject to the provisions of Section 5.3 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option
(the number of 100 shares shall not be changed by any transaction or action described in Section 8 or Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to


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the  Secretary  of the Company or his or her  designated  agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

6.2 Payment. Payment of the option exercise price shall be made in full when the notice of exercise of the option is delivered to the Secretary of the Company or his or her designated agent and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan
Administrator may determine at the time the option is granted for Incentive Stock Options, or at an time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

6.3 Withholding. Before the issuance of shares of Common Stock on the exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

6.4 Conditions Precedent to Exercise. The Plan Administrator may establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

7. Foreign Qualified Grants. Options under this Plan may be granted to officers and employees of the Company and its subsidiaries and other persons described in
Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine form time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give options favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

8. Corporate Mergers, Acquisitions, Etc. The Plan Administrator may also grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options are granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.


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9. Holding Period.  Unless otherwise determined by the Plan Administrator,  if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

10. Option Agreements. Options granted under this Plan shall be evidenced by written stock option agreements (the "Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

11. Adjustments on Changes in Capitalization.

11.1 Stock Splits, Capital Stock Adjustments. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

11.2 Effect of Merger, Sale of Assets, Liquidation or Dissolution.

(a) Mergers, Sale of Assets, Other Transactions. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this
     Plan:

     (i) Outstanding options shall remain in effect in accordance with their terms;

     (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

    (iii) The Board of Directors shall provide a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

     (iv) The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

(b) Liquidation; Dissolution. If the Company is liquidated or dissolved, options shall be treated in accordance with Section 11.2 (a)(iii).

11.3 Fractional Shares. If the number of shares covered by any option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

11.4 Determination of Board to Be Final. All adjustments under this Section 11 shall be made by the Board of Directors and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

12.  Securities Regulations.

12.1 Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.


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12.2  Conditions of Exercise.  As a condition to the exercise of an option, the company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and the records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

12.3 Securities Exchange Listing. If any of the Company's capital stock of the same class as the Common Stock subject to options granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

13.   Amendment and Termination.

13.1 Plan. The Board of Directors may at any time suspend, amend or terminate this Plan, provided that, except as set forth in Section 8, the approval of the Company's shareholders is necessary within 12 months before or after the adoption by the Board of Directors of any amendment that will:

    (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

    (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

    (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

13.2 Options. Subject to the requirements of Section 422 of the Code with respect to Incentive Stock Options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 424(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

13.3 Automatic Termination. Unless sooner terminated by the Board of Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option already granted under this Plan.

14.  Miscellaneous.

14.1 Time of Granting Options. The date of grant of an option shall, for all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option. The execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

14.2 No Status as Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares of Common Stock issuable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

14.3 Status as an Employee. Nothing in this Plan or any option granted pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company or any or its subsidiaries, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the Company or any of its subsidiaries at any time.

14.4 Reservation of Shares. The Company, during the term of this Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

15. Effectiveness of This Plan. This Plan shall become effective on the date on which it is adopted by the Board of Directors of the Company (the "Effective Date"). No option granted under this Plan to any officer or director of the Company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.

           Adopted by the Board of Directors on December 6, 1999, amended and restated by the Board of Directors on February 22, 2000 and May 16, 2000, and approved by the shareholders on July 5, 2000.